UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 29, 2024

LINKBANCORP, Inc.

(Exact name of Registrant as Specified in Its Charter)

Pennsylvania	001-41505	82-5130531
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1250 Camp Hill Bypass, Suite 202
Camp Hill, Pennsylvania		17011
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 855 569-2265

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01	LNKB	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On July 29, 2024, LINKBANCORP, Inc. (the “Company”) issued a press release reporting its financial results as of and for the three and six months ended June 30, 2024.

A copy of the press release is attached as Exhibit 99.1 to this report and is being furnished to the Securities and Exchange Commission and shall not be deemed filed for any purpose.

Item 7.01 Regulation FD

A copy of LINKBANCORP, Inc.’s investor presentation based on June 30, 2024 financial information is furnished as Exhibit 99.2 hereto.

The information in Exhibit 99.1 to this Current Report on Form 8-K shall not be deemed to be “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, or otherwise subject to the liabilities thereof, nor shall it be deemed to be incorporated by reference in any filing under the Securities and Exchange Act of 1934 or under the Securities Act of 1933, except to the extent specifically provided in any such filing.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired. None.
(b)	Pro forma financial information. None.
(c)	Shell company transactions. None.
(d)	Exhibits.
99.1 Press release dated July 29, 2024
99.2 Investor Presentation
104 Cover Page Interactive Data File (embedded in the cover page formatted in Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

LINKBANCORP, INC.

Date:	July 29, 2024	By:	/s/ Carl D. Lundblad
Carl D. Lundblad President